UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2014
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	77-0160744
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road, Suite 200 La Jolla, CA	92037 (Zip Code)
(Address of principal executive offices)
(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2014, the Board of Directors of Ligand Pharmaceuticals Incorporated (the “Company”), appointed Melanie J. Herman as the Company’s principal accounting officer. Ms. Herman, 35, currently serves as the Company’s Director of Accounting. She joined the Company in January 2011 and served as the Company’s Controller until her promotion to Director of Accounting in March 2014. Previously she was Controller at CyDex Pharmaceuticals, Inc. from 2009 to 2011, Assistant Controller and Accounting Manager at Entertainment Properties Trust from 2004 to 2009, and Senior Accountant at KPMG, LLP from 2001 to 2004. Ms. Herman holds a Bachelor of Science with a dual major of Accounting and Finance from Kansas State University and is a Certified Public Accountant (inactive).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIGAND PHARMACEUTICALS INCORPORATED

Date: April 11, 2014	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Vice President, General Counsel and Secretary